UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 22, 2004

Ridgestone Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-27984	39-1797151
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

13925 West North Avenue, Brookfield, Wisconsin 53005
(Address of principal executive offices, including zip code)

(262) 789-1011
(Registrant's telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On December 22, 2004, Ridgestone Financial Services, Inc. (the “Company”) issued a press release announcing the decision of its Board of Directors to file Form 15 with the Securities and Exchange Commission (the “SEC”) on or about March 7, 2005, to terminate the registration of its Common Stock under the Securities Exchange Act of 1934, as amended.

        A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits:

(99)	Press Release of Ridgestone Financial Services, Inc., dated December 22, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGESTONE FINANCIAL SERVICES, INC.
Date: December 22, 2004	By: /s/ Christine V. Lake
Christine V. Lake
President and
Chief Operating Officer

RIDGESTONE FINANCIAL SERVICES, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(99)	Press Release of Ridgestone Financial Services, Inc., dated December 22, 2004.